UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SOI”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Solaris Oilfield Infrastructure, Inc. (the “Company”), previously approved, subject to stockholder approval, the First Amendment (the “LTIP Amendment”) to the Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan (the “Plan”). As further described below under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the LTIP Amendment at the Company’s 2023 Annual Meeting of Stockholders that was held on May 16, 2023 (the “Annual Meeting”). Pursuant to the LTIP Amendment, the Plan has been amended to increase the number of shares available for issuance thereunder by 4,700,000 shares of the Company’s Class A common stock and extend the expiration date of the Plan by ten years such that it will now expire on March 17, 2033. The LTIP Amendment became effective as of May 17, 2023. The additional shares of the Company’s Class A common stock authorized to be issued under the Plan pursuant to the LTIP Amendment will be registered pursuant to a registration statement on Form S-8.

The LTIP Amendment is described in more detail in the section titled “Approval of an Amendment to the Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan (Proposal No. 4)” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 3, 2023 (the “Proxy Statement”), and such description is incorporated herein by reference.

The foregoing description of the LTIP Amendment does not purport to be complete and is qualified in its entirety by the full text of the LTIP Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting the stockholders of the Company approved an amendment (the “Certificate of Incorporation Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, and the Certificate of Incorporation Amendment was filed with the office of the Secretary of State of the State of Delaware on May 22, 2023, and became effective upon filing. The Certificate of Incorporation Amendment amends the Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted by the Delaware General Corporation Law. A description of the Certificate of Incorporation Amendment is described in more detail in the section titled “Approve an Amendment to our Amended and Restated Certificate of Incorporation (Proposal No. 3)” in the Company’s Proxy Statement, and such description is incorporated herein by reference.

The foregoing description of the Certificate of Incorporation Amendment does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Incorporation Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted upon the following six proposals, each of which are described in more detail in the Company’s Proxy Statement. Voting results for each proposal considered at the Annual Meeting are set forth below:

Proposal 1:Election of three Class III Directors.

The three individuals listed below were elected as directors of the Company by the Company’s stockholders at the Annual Meeting to serve until the Company's 2026 annual meeting of stockholders. Voting results for each director were as follows:

Name	For	Withheld	Broker Non-Votes
William A. Zartler	36,307,990	1,597,383	5,401,443
Edgar R. Giesinger	24,691,230	13,214,143	5,401,443
A. James Teague	36,253,032	1,652,341	5,401,443

Proposal 2:Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

Voting results with respect to the ratification by the Company’s stockholders of BDO USA, LLP as the Company’s independent registered public accounting firm for 2023 were as follows:

For	Against	Abstentions
42,976,240	61,273	269,303

Proposal 3:Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation.

Voting results with respect to the approval by the Company’s stockholders of the Certificate of Incorporation Amendment to reflect new Delaware law provisions regarding officer exculpation were as follows:

For	Against	Abstentions	Broker Non-Votes
32,014,988	5,778,635	111,750	5,401,443

Proposal 4:Approval of an amendment to the Company’s Long Term Incentive Plan.

Voting results with respect to the approval by the Company’s stockholders of the LTIP Amendment were as follows:

For	Against	Abstentions	Broker Non-Votes
22,642,474	14,567,049	695,850	5,401,443

Proposal 5:Advisory vote to approve the compensation of the Company’s Named Executive Officers.

Voting results with respect to the approval by the Company’s stockholders, on an advisory non-binding basis, of the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement, were as follows:

For	Against	Abstentions	Broker Non-Votes
35,418,137	2,452,167	35,069	5,401,443

Proposal 6:Advisory vote on the frequency of future advisory votes to approve executive compensation.

Voting results with respect to the approval by the Company’s stockholders, on an advisory non-binding basis, on the frequency of future advisory votes to approve executive compensation were as follows:

For
One Year	36,117,451
Two Years	289,531
Three Years	1,468,308
Abstain	30,083

Based on the results of the vote for Proposal 6, and consistent with the recommendation of the Company’s Board, the Company has determined that it will hold an advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on this matter.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Solaris Oilfield Infrastructure, Inc.
10.1	First Amendment to the Solaris Oilfield Infrastructure, Inc. Long Term Incentive Plan.
104	Cover page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer

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